UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2011

NCR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-00395	31-0387920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3097 Satellite Blvd., Duluth, Georgia		30096
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NCR Corporation (“NCR”) is filing this Amendment No. 1 on Form 8-K/A to NCR’s Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on July 12, 2011 (the “Original 8-K”), to (i) correct disclosures made under Item 1.01 with respect to the Tender and Voting Agreement entered into by certain director and officer shareholders of Radiant Systems, Inc. (“Radiant”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”) among NCR, Ranger Acquisition Corporation (“Purchaser”) and Radiant pursuant to which NCR will acquire Radiant and (ii) file the First Amendment to Tender and Voting Agreement, dated as of July 21, 2011, by and among NCR, Purchaser and certain director and officer shareholders of Radiant, under Item 9.01.

Except for the foregoing, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Tender and Voting Agreement

On July 11, 2011, in connection with the parties’ entry into the Merger Agreement, certain director and officer shareholders of Radiant (the “Tendering Shareholders”) entered into a tender and voting agreement (the “Tender and Voting Agreement”). Pursuant to the Tender and Voting Agreement, as amended by the First Amendment to Tender and Voting Agreement, dated as of July 21, 2011 (the “Amendment”), the Tendering Shareholders, who hold approximately 3,429,325 shares of the outstanding common stock of Radiant, have agreed to, among other things, tender their shares of Radiant’s common stock into the Offer and vote their shares of Radiant’s common stock: (i) in favor of adopting and approving, if applicable, the Merger Agreement and the transactions contemplated thereby, including but not limited to the Merger and (ii) against third-party acquisition proposals and certain other actions, transactions or proposals involving Radiant or its subsidiaries. In addition, each Tendering Shareholder has agreed (i) to comply with certain restrictions on the disposition of its shares of common stock of Radiant and (ii) not to, directly or indirectly, in his, her or its capacity as a shareholder solicit any other third-party acquisition proposals. Pursuant to its terms, the Tender and Voting Agreement will terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the termination or expiration of the Offer, without any Shares being accepted for payment, (iii) the Effective Time, and (iv) the amendment of the terms of the Offer to reduce the Offer Price or change the form of consideration to be paid for the Shares.

The foregoing description of the Tender and Voting Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreement, which was previously filed as Exhibit 10.1 to the Original 8-K and incorporated herein by reference and the Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Forward-looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of NCR and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Radiant’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in NCR’s SEC reports, including but not limited to the risks described in NCR’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011. NCR assumes no obligation and does not intend to update these forward-looking statements.

Important Additional Information

This Report relates to a planned tender offer by Purchaser, a wholly-owned subsidiary of NCR, for all shares of outstanding common stock of Radiant, to be commenced pursuant to the Merger Agreement by and among NCR, Purchaser and Radiant.

The tender offer referred to in this Report has not yet commenced. This Report is neither an offer to purchase nor a solicitation of an offer to sell any shares of Radiant. The solicitation and the offer to buy shares of Radiant common stock will be made pursuant to an offer to purchase and related materials that NCR and Purchaser intend to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, NCR and Purchaser intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer and Radiant intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. NCR, Purchaser and Radiant intend to mail these documents to the shareholders of Radiant. These documents will contain important information about the tender offer and shareholders of Radiant are urged to read them carefully when they become available. Investors and shareholders of Radiant will be able to obtain a free copy of these documents (when they become available) and other documents filed by NCR, Purchaser and Radiant with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the tender offer statement and related materials may be obtained for free (when they become available) by directing such requests to NCR Corporation at Attention: Investor Relations, 3097 Satellite Boulevard, Duluth, GA 30096. Investors and shareholders of Radiant may obtain a free copy of the solicitation/recommendation statement and other documents (when they become available) from Radiant by directing requests to Radiant Systems, Inc. at 3925 Brookside Parkway, Alpharetta, GA 30022, Attn: Investor Relations Director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Tender and Voting Agreement, dated as of July 11, 2011, by and among NCR Corporation, Ranger Acquisition Corporation and certain shareholders of Radiant Systems, Inc., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by NCR on July 12, 2011.

10.2	First Amendment to Tender and Voting Agreement, dated as of July 21, 2011, by and among NCR Corporation, Ranger Acquisition Corporation and certain shareholders of Radiant Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Jennifer M. Daniels
Jennifer M. Daniels
Senior Vice President, General Counsel and Corporate Secretary

Date: July 21, 2011

EXHIBIT INDEX

10.1	Tender and Voting Agreement, dated as of July 11, 2011, by and among NCR Corporation, Ranger Acquisition Corporation and certain shareholders of Radiant Systems, Inc., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by NCR on July 12, 2011.

10.2	First Amendment to Tender and Voting Agreement, dated as of July 21, 2011, by and among NCR Corporation, Ranger Acquisition Corporation and certain shareholders of Radiant Systems, Inc.